Operations Strategy North American Realignment Polaris Industries Inc. March 15, 2012 Exhibit 99.1

Strategic Objectives
Strategic Objectives
Best in Powersports PLUS
5-8% annual organic growth
Growth through Adjacencies
$200 - 500M growth
Global Market Leadership
>25% of Polaris revenue
Operations is Competitive Advantage
Op Ex drives > 200 bps operating margin improvement
Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >9.5%
$1.6
Billion
>$5.0
Billion
>$3.0
Billion
2009       2014       2018
2009       2014       2018
6.5%
10.0%
>9.5%
>8.0%
Clear, Consistent Strategy
Grow Sales Grow Sales
$5 Billion by 2018 $5 Billion by 2018
Expand Net Income Margins Expand Net Income Margins
10% of Sales by 2018 10% of Sales by 2018

TOP LEVEL
GDP GOALS
MAJOR
TRANSFORMATION
INITIATIVES
ESSENTIAL
ENABLERS:
Building Blocks
for Success
Developing the Next Generation Capabilities for People, Processes, Partners  & Systems:
1.The Polaris Way – Lean Business & Production System (Includes Safety)
2.Polaris Quality Management System (PQMS)
3.Global Supply Chain Management
4.Global Talent Management
5.Common Processes, Tools  & Systems ( Includes Innovative manufacturing technology)
LRP June 2011; Operations; S. Krishna
COSTS QUALITY SPEED INVENTORY SAFETY
OPERATIONS AS A COMPETITIVE ADVANTAGE

Polaris Operations Strategy

Operations Characteristics 4 On-Time Delivery Journey Continues

Global Growth Continues
Assumptions
EMEA growth justifies local production
Brazil/S.A. supplied from Monterrey
Strategies
Leverage Monterrey best practices
Brownfield or
Greenfield
China

Product
LCC capacity
India
Significant organic and acquired growth
expected 2012-2016
Asian acquisition and partnership
opportunities
Utilize FTO chassis/finish structure to
meet growing market demands
Focus on assembly, pursue low capital
investment strategy

Why Mexico?
Goals
1. Dramatically reduce cost of logistics
and labor with footprint redesign
Labor savings in Monterrey
NA logistics optimized
2. Move closer to customer for speed
and flexibility
Texas, CA & Arizona largest SxS markets
1-2 day speed improvement to southern
U.S. dealers
Competition is already in Mexico and Mid /
SE USA
Operations as a Competitive Advantage
Kawasaki
Kawasaki

Mexico Monterrey
Capital Mexico City Monterrey
Population 107 Million 4.4 Million
(4% of  Mexico´s population)
Government Federal Republic
31 States, 1 Federal District
State Government
GDP $1,086 Billion USD $86.5 Billion USD
(8.0% of the country’s
GDP)
Exports $280 Billion USD $22 billion USD
FDI $15 Billion USD $1.4 Billion USD
Income per
capita
$10,181 USD $19,693 USD
Twin Cities GDP
~$200B
Why Monterrey?

•
93 colleges and universities with 150,000+ students
•
More than 60 bilingual schools
•
213 technical careers with 52,000 students
•
5,000 engineers graduated per year (avg.)
•
Workforce: 1.9 million: 45% of the total population
12 years without any strike
Stable, productive, highly qualified labor force
Monterrey Education and Labor Force
Why Monterrey?
Combination of high-tech manufacturing
in a low cost region

Manage Risk & Deliver Long Term Goals
Focus on Strategic Competencies
Create Center of Excellence for weld, paint, assembly
Outsource non-strategic processes
Create sustainable Mexico plant with Polaris Culture
Enhanced Process Designs
Quality must be better at new location
Lean design from start
Best Project Management Principles
Gated, phased approach with performance milestones
Duplicate production lines
Work stream teams
Project Guiding Principles

10 Monterrey Facility Groundbreaking to Production in 9 months

11
Monterrey Operations
Flexible Plan, Effective Logistics, Strong Labor Pool
Facility
425,000 Square Feet
200,000 Square Feet Expansion
37 Dock Doors, 4 Ramps
Two Story Office
28ft Clear Height
Air Conditioned Facility
Processes
Vehicle Assembly (3 lines)
Chassis Welding
Metal Paint (Powder/E-coat)
Tube Fabrication
(Lasers/Benders/Formers)
Exhaust Welding
HT Exhaust Paint
Engine Assembly (2 lines)

Monterrey Production Ramp Up
12
Great Start in 2011, Continued Growth
Vehicle Assembly
Engine Assembly Headcount
2011
Actual
2012
2013
2011
Actual
2012
2013
2011
Actual
2012
2013
22,500
20,000
850
Units
Units Employees

13
NA Realignment:  Financials
Estimated
total project
costs
FY 2011
actual
FY 2012
guidance
Project
to-date
Q4 2011
actual
$27 - $28
$15
$1- $2
Anticipated
annualized
savings upon
completion
2011
realized
savings in
2 half
FY 2012
anticipated
savings
guidance
$12 - $15
$2
Manufacturing Realignment – Monterrey
Cost Charged to P&L (in millions)
$30+
Savings (in millions)
Opportunity for Future Margin Expansion
$3
$26
nd

Polaris North American
Manufacturing Operations
Roseau
745,500 Square feet
Products: Snow, ATV, SxS
Recent Initiatives:
-ATV’s consolidated to one assembly line
-SxS’s transitioned to high volume assembly
-Metal fabrication processes added
Osceola
285,800 Square feet
Products: Engines
Recent Initiatives:
-Producing Indian Engines
-Transitioned Metal Fab Processes
-Outsourced Seats and Stamping
-Transitioned portion of ORV Engines
14
Spirit Lake
565,00 Square feet
Products: Motorcycles, SxS, Electric, Bobcat
Recent Initiatives:
-Indian production transferred
-GEM Production Transferred
Monterrey
425,000 Square feet
Products: SxS, Engines, Exhausts
Current Initiatives:
-Adding 3
rd
Assembly Line
-Adding 2
nd
Engine Line
-Creating additional back shop capacity

Operations is Competitive Advantage
Lean Enterprise for world class quality, cost, lead times
Manufacturing realignment: excellent execution
29% Volume decrease / 56% volume increase
2+ Acquisition integrations completed
Manufacturing productivity up >7% for each of last 3 years
Inventory turns increased 18%
Operating Margins up +380 bps
15
3-5 Year Objective:
3 Year Results:
Excellent Progress, Significant Potential

MAKING GROWTH HAPPEN Dave Longren, VP Off-Road Vehicles March 15th, 2012 1

ORV Business Breakdown
Bobcat
#1 business
for revenue
and profits
Large business
with significant
profits
Incremental
Growth
Opportunity
RANGER & RZR
RANGER & RZR
#1 PRIORITY; SPORTSMAN REMAINS SIGNIFICANT
#1 PRIORITY; SPORTSMAN REMAINS SIGNIFICANT
RANGER
& RZR
All
Other
ATV
All
Other
Bobcat
Defense
ATV
&
SxS
2

Farming/Ranching Recreation/Trail Recreation/Trail
Property Dunes Farm
Hunt Desert Hunt
Rec/Trail Hunt Property
70% 80% 48%
Incremental to
Polaris
(Did not consider any
other Polaris products)
RANGER = MOSTLY WORK;  RZR
RANGER = MOSTLY WORK;  RZR
= MOSTLY PLAY;  SPORTSMAN = BOTH
= MOSTLY PLAY;  SPORTSMAN = BOTH
ORV Customer Profiles
Primary
Usage
3

ORV Industry Trends Expect Overall ORV Industry Flattish In 2012 Expect Overall ORV Industry Flattish In 2012 4

ORV Share Results
TWO TIMES SHARE OF NEXT COMPETITOR
TWO TIMES SHARE OF NEXT COMPETITOR
Best Overall Share Performance In Polaris History
Upper 20’s Share In ATV; SxS Estimated 40 Share
Overall ORV Share Estimated at mid 30’s
5

Source: Crocker Data Honda John Deere Kawasaki Kawasaki Can-Am Arctic Cat John Deere Kubota Kubota Innovation Drives Share Gains Winning the Competitive Battle Winning the Competitive Battle Yamaha 6

7 ORV Product Armada Breadth & Depth of Product Offering Innovation Speed to Market Customer Focus

RANGER – Consistent incremental growth
RZR – Consistent incremental high growth
Sportsman – Consistent share growth
Military & Bobcat – Adjacent high growth
ORV Overall Results
2009 2010 2011 2012
Guidance
8

ORV Growth Plan Aggressive Plan To Maintain Growth Aggressive Plan To Maintain Growth 9 m business p c d v l c

10

ORV N.A. Dealer Inventory
Dealer Inventor y To Support Retail Sales

Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2006 Actual
2007 Actual
2008 Actual
2009 Actual
2010 Actual
2011 Actual
N.A. dealer inventory up 2% from 2010
ATV dealer inventory down 8% from 2010
Side-by-side inventory up due to continued strong retail demand
Some ORV product availability remains tight
MVP focus right product to the right market at the right time

RZR 570
Trail Value
Sportsman 850 H.O.
Xtreme Performance
RANGER Crew Diesel
Multi-Passenger Diesel
Even Stronger
MY13
Product News
MY’12 MY’13
MY’12.5
RZR
XP 4 900
Xtreme Performance For 4
STRONG PORTFOLIO, INTEGRATED ARCHITECTURES, SHORT LEAD TIMES
STRONG PORTFOLIO, INTEGRATED ARCHITECTURES, SHORT LEAD TIMES
?
?
?
Leverage New Products

BEST 500 CLASS
WINNER
BEST 500 CLASS
RUNNER UP
BEST 2 UP
BEST HARDCORE SXS
BEST HARDCORE
RUNNER UP
BEST BIG BORE
RUNNER UP
BEST 400 CLASS SPORT
UTILITY RUNNER UP
BEST DUAL PURPOSE
UTV RUNNER UP
Sportsman 550 EPS
Sportsman 500 H.O.
Sportsman Touring 850 H.O.
Sportsman 400 H.O.
RANGER 500 EFI
Sportsman 850 H.O.
RZR S
RZR XP 900

BEST 500 CLASS UTILITY
OFF-ROAD VEHICLE OF THE YEAR
BEST HIGH-PERFORMANCE SXS
BEST RECREATION CLASS SXS
Sportsman 550
RZR 570
RZR XP 900
RANGER XP 800
2012 OUTDOOR LIFE EDITORS CHOICE ATV
2012 CONSUMER DIGEST BEST BUY ATV & UTV

All RANGER
segments growing
Share growth has been very strong
RANGER
(no RZR) #1 in SxS by over 2X next closest competitor
MY’12 RANGER
product and marketing plan positioned well
ORV RANGER
Retail Results
STRONG RETAIL RESULTS –
STRONG RETAIL RESULTS –
POSITIONED WELL TO CONTINUE
POSITIONED WELL TO CONTINUE
2009 2010 2011
Full-Size Multi-Passenger Mid-Size
HARDEST WORKING
SMOOTHEST RIDING
HARDEST WORKING
SMOOTHEST RIDING

MARKET/BRAND POSITION
2009 2010 2011 2012
WILL CONTINUE TO WIN!
XP 700 XP 800
400 Mid
EV
Diesel
500 EFI Mid
Crew 500
Crew
Diesel
RANGER Family
Branding/Positioning
NEW SEGMENTS & DOMINANT PRODUCTS DRIVING GROWTH
NEW SEGMENTS & DOMINANT PRODUCTS DRIVING GROWTH

ATV
SxS
Bobcat
RANGER =
Top Customer
Improvements
Diesel Crew =
Incremental
Opportunity
Limited Editions =
Drive Retail
Improved Consumer
Comfort
Hills = HD Engine Braking
Incremental Customer
International/Military
Opportunity
First
Walker Evans RANGER
First Mid-Size LEs
RANGER MY’12
New Products Are Selling
CONSUMER INSIGHTS DRIVE GROWTH
CONSUMER INSIGHTS DRIVE GROWTH

TRAIL
TRAIL
HIGH
HIGH
4-SEAT
4-SEAT
PERFORMANCE
PERFORMANCE
Strong incremental RZR
growth as new segments launched
Clear leader in all recreation segment
RZR
(no RANGER) is #2 in SxS market share (behind RANGER)
ORV RZR
Retail Results
INCREMENTAL NEW PLAYS WORKING
INCREMENTAL NEW PLAYS WORKING
2009 2010 2011
RZR
Trail
RZR
Sport
RZR
4 Seat
RZR
Extreme

POSITIONING + CUSTOMER SOLUTIONS POSITIONING + CUSTOMER SOLUTIONS
MARKET / BRAND POSITION
MARKET / BRAND POSITION
RZR
is the ONLY
Line of Recreational / Sport SXS’s with
2008
2009
2012 2010 2011
NEW
11/11
WHY WE CONTINUE TO WIN!
WHY WE CONTINUE TO WIN!
NEW
1/12
CUSTOMERS
1.High Performance  & Recreational Enthusiasts
2.Wishes to Involve More People in Experience
3.Not Willing to Compromise Performance for Experience
RZR Family Branding / Positioning
INDUSTRY LEADING MARKET SEGMENTATION DRIVING GROWTH
INDUSTRY LEADING MARKET SEGMENTATION DRIVING GROWTH

Post-Launch Driving Awareness FULL GO-TO-MARKET FULL GO-TO-MARKET DEALER, DSM & CONSUMER DEALER, DSM & CONSUMER 19

ATV
SxS
Military Bobcat
RZR
MY’12 Xtreme Performance For 4
Unmatched Performance & Ride Quality For 4
NEW! RZR
XP 4 900
Power – ProStar 900 EFI Engine
88HP twin-cylinder, 4 valve, high revving DOHC
Lightweight, compact, durable transmission
Suspension – Long Travel
3-Link Trailing Arm Independent Rear Suspension
Independent Front A-Arm Suspension
Agility
Low Center of Gravity, Optimized Mass Placement
Wide 64” Stance
Ultimate Ride
Extended Wheelbase – Pitch Control
Premium Suspension – 2.5” Walker Evans Shocks

Significant share gains across Sportsman segments
Sportsman leads in both “value” and “premium” segments
Sportsman 500 H.O. and Sportsman 850 XP
HARDEST WORKING
SMOOTHEST RIDING
ORV ATV Market Share Results
SPORTSMAN STRATEGY IS WORKING
SPORTSMAN STRATEGY IS WORKING
2009 2010 2011
Polaris Honda Yamaha

ATV
SxS
Military Bobcat
NEW! MY’12
Sportsman 850 H.0.
NEW! MY’12
Sportsman 400, 500, 800
77HP – For the Same Money
20% More Acceleration
#1 Customer Request
21% More Capacity
New Kenda Tires
#2 Customer Request
Sportsman MY’12 New Products
LISTEN TO OUR CUSTOMERS

International Growth
EMEA –
Continued strong growth,
Developing unique market models
SxS market hyper growth opportunity
APLA –
Developing market segments
Brazil, China & India building market & establishing partners
2009 2010 2011

Military Results
Gaining momentum – support Special Operations Force demand
Over 4,000 vehicles in theater
Industry leader in the ultra light vehicle market
Global growth opportunity
2009 2010 2011
POSITIONED FOR GLOBAL GROWTH

New Military Products #1 POSITION IN ULV MILITARY MARKETS 25

+ + Compact Construction Manufacturer 1 1 # # # Off-Road Vehicles Manufacturer 1 1 # # # Bobcat Partnership Results BOBCAT PARTNERSHIP STRATEGY = GROWTH OPPORTUNITY 26

2009 2010 2011
Bobcat Partnership Results
BOBCAT DELIVERING RESULTS – POTENTIAL REMAINS
$300M market opportunity – Kubota market leader
Bobcat retail – gaining momentum
CY12 Revenue stable
Next level of growth – Bobcat co-developed products on schedule for MY13 impact

Cost down – engineering and purchasing
Pricing – leveraged targeted opportunities (remain competitive)
Monterrey – impact just beginning
ORV = STRONG MARGIN EXPANSION RESULTS
ORV Margin Expansion
2008 2009 2010 2011

ATV
SxS
Military Bobcat
Incremental
SxS Growth
Profitable
ATV Share
Expand
Margins
Military
Bobcat & Int’l
Strong RANGER
product plan
Strong RZR
product plan
SxS market
has upside
Sportsman strong
Still room
to innovate
Margin plan strong
Monterrey
just starting
Proven track record
Dealer inventory
healthy
Gaining
momentum
Market specific
products
Next generation
platforms
ORV Future Strategy Summary
THE FUTURE LOOKS BRIGHT FOR OFF-ROAD VEHICLES

RANGER
MILITARY & BOBCAT
RZR
SPORTSMAN
Positioned well for continued growth
Adjacent market growth opportunity
Strong product portfolio continued high growth
Entry value to high performance multi-passenger
Continuing to win
INTERNATIONAL
Expanding SxS sales, new market opportunities